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                                                                   EXHIBIT 10.9

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------


          THIS REGISTRATION RIGHTS AGREEMENT is made as of July 28, 1998 by and among ACCESS RADIOLOGY CORPORATION, a Delaware corporation (the "Company"), and such holders of the Company's equity securities as shall execute a counterpart signature page to this Agreement from time to time.

          The parties agree as follows:

1.   GENERAL

     1.1 Definitions. As used in this Agreement, the following terms will have the following respective meanings:

          (a) "Agreement" has the meaning set forth in the first paragraph hereof.

          (b) "Company" has the meaning set forth in the first paragraph of this Agreement.

          (c) "Equity Security" means (1) any Common Stock, Preferred Stock or other equity security of the Company, (2) any security convertible, with or without consideration, into any Common Stock, Preferred Stock or other equity security of the Company (including any option to purchase such a convertible security), (3) any security carrying any warrant or right to subscribe to or purchase any Common Stock, Preferred Stock or other equity security of the Company, or (4) any such warrant or right; provided that "Equity Security" shall not include (i) the Series J Preferred stock of the Company or any Common Stock issued or issuable upon conversion thereof, or (ii) any security issued or issuable after May 31, 1998 (other than upon conversion or exercise of an Equity Security issued or issuable on such date) that is excluded from the definition of Equity Security by action of the Company's Board of Directors (provided that no Series K Security may be so excluded).

          (d)  "Exchange Act" means the Securities Exchange of 1934, as amended.

          (e) "Holder" means any Investor owning of record Registrable Securities or any assignee of record of such Registrable Securities in accordance with Section 2.10 hereof.

          (f) "Initial Offering" means the Company's first firm commitment underwritten public offering of its Common Stock registered under the Securities Act.

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          (g)  "Initiating Holders" means the Holders of at least 50% of the
Registrable Securities then outstanding.

          (h) "Investor" means a holder of Equity Securities that is a party to this Agreement.

          (i) "Qualified Public Offering" means a public offering of equity securities of the Company in which the offering price per share is at least $3.00 and the aggregate offering price to the public is in excess of $15,000,000.

          (j) "Register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering of effectiveness of such registration statement or documents.

          (k) "Registrable Securities" means (1) Common Stock of the Company issued from time to time to any Investor or issuable upon conversion or exercise of any Equity Securities held by an Investor; and (2) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such above-described securities. Notwithstanding the foregoing, Registrable Securities will not include (1) Common Stock issued or issuable upon exercise of stock options granted by the Company as compensation, (2) any Common Stock issued or issuable after May 31, 1998 (other than upon conversion or exercise of an Equity Security issued or issuable on such date) that is excluded from the definition of Registrable Securities by action of the Company's Board of Directors (provided that no Series K Security may be so excluded), (3) any Common Stock issued or issuable upon conversion of the Series J Preferred stock of the Company, or (4) any securities sold by a Person to the public either pursuant to a registration statement or Rule 144 or sold in a private transaction in which the transferor's rights under Section 2 of this Agreement are not assigned.

          (l) "Registrable Securities then outstanding" means the number of shares determined by calculating the total number of shares of the Company's Common Stock that are Registrable Securities and either (1) are then issued and outstanding or (2) are issuable pursuant to then exercisable or convertible securities.

          (m) "Registration Expenses" means all expenses incurred by the Company in complying with Sections 2.2, 2.3 and 2.4 including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, reasonable fees and disbursements not to exceed $15,000 of a single special counsel for the Holders, blue sky fees and

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expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which will be paid in any event by the Company).

          (n)  "Securities Act" means the Securities Act of 1933, as amended.

          (o) "Selling Expenses" means all underwriting discounts and selling commissions applicable to the sale.

          (p) "Series K Securities" means the Series K Preferred Stock of the Company, the Common Stock issued or issuable upon conversion thereof, the Common Stock Purchase Warrants issued under agreements to purchase the Series K Preferred Stock, and the Common Stock issued or issuable upon exercise of such warrants.

          (q) "Form S-3" means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC that permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

          (r)  "SEC" means the Securities and Exchange Commission.

          (s) "Violation" has the meaning set forth in Section 2.9(a) of this Agreement.

2.   REGISTRATION; RESTRICTIONS ON TRANSFER.

     2.1  Restrictions On Transfer.

          (a) No Investor will make any disposition of Equity Securities unless and until:

               (1) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement;

               (2)  (A) The transferee has agreed in writing to be bound by this
     Section 2.1, (B) such Investor has notified the Company of the proposed disposition and has furnished the Company with a detailed statement of circumstances surrounding the proposed disposition, and (C) if reasonably requested by the Company, such Investor has furnished the Company with an opinion of counsel, reasonably satisfactory

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     to the Company, that such disposition will not require registration of such shares under the Securities Act; or

               (3) The disposition is a disposition of Common Stock made in compliance with Rule 144 under the Securities Act and the transferor has provided to the Company reasonably detailed confirmation of such compliance. Such confirmation will include an opinion of counsel if reasonably requested by the Company, except that the Company will not require opinions of counsel for transactions made pursuant to Rule 144(k) except in unusual circumstances.

               (4) Notwithstanding the provisions of Sections 2.1(a)(1), 2.1(a)(2), and 2.1(a)(3), no registration statement or opinion of counsel will be necessary for a transfer by an Investor that is (A) a partnership to its partners or former partners in accordance with the partnership interests, (B) a corporation to its shareholders in accordance with their interests in the corporation, (C) a limited liability company to its members or former members in accordance with their interests in the limited liability company, (D) to a Investor's family member or trust for the benefit of an individual Investor or a Investor's family member or members, or (E) made without consideration to an entity that is controlled by, controls, or is under common control with the transferring Investor, provided that the transferee will be subject to the terms of this Section
     2.1 to the same extent as if he, she or it were an original Investor hereunder.

          (b) Each certificate representing Equity Securities subject to this Agreement issued after May 31, 1998 will (unless otherwise permitted by the provisions of this Agreement) be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws):

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933 OR AN OPINION OF COUNSEL FOR THE CORPORATION THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT.

          (c) The Company will reissue promptly unlegended certificates at the request of any holder thereof if the holder has obtained an opinion of counsel (which counsel may be counsel to the Company) reasonably acceptable to the Company to the effect that the securities represented by such certificate, may

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lawfully be so disposed of without registration, qualification or legend.

          (d) Any legend endorsed on an instrument pursuant to applicable state securities laws and the stop-transfer instructions with respect to such securities will be removed upon receipt by the Company of an order of the appropriate blue sky authority authorizing such removal.

     2.2  Demand Registration.

          (a) If the Company receives a written request from the Initiating Holders that the Company file a registration statement under the Securities Act covering the sale of Registrable Securities that, if completed, would result in a public offering of equity securities of the Company having an aggregate offering price to the public in excess of $15,000,000, then the Company will, within 30 days of the receipt thereof, give written notice of such request to all other Holders and effect, as soon as practicable, the registration under the Securities Act of all Registrable Securities that the Holders request to be registered. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by it will, within 15 days after the above-described notice from the Company, so notify the Company in writing.

          (b) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they will so advise the Company as a part of their request made pursuant to this Section 2.2 and the Company will include such information in the written notice referred to in Section 2.2(a). In such event, the right of any Holder to include its Registrable Securities in such registration will be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting will enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Section 2.2, if the underwriter advises the Company that marketing factors require a limitation of the number of securities to be underwritten (including Registrable Securities) then the Company will so advise all Holders of Registrable Securities that would otherwise be underwritten pursuant hereto, and the number of shares that may be included in the underwriting will be allocated first, to the holders of Common Stock issued or issuable upon conversion of Series J Preferred Stock who have exercised Registration rights pursuant to Section 2.3 of the Investors Rights Agreement dated as of September 30, 1997; and, second, to the Holders of Registrable

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Securities that would otherwise be underwritten pursuant hereto on a pro rata basis based on the number of Registrable Securities held by all such Holders (including the Initiating Holders). Any Registrable Securities excluded or withdrawn from such underwriting will be withdrawn from the registration. Notwithstanding the foregoing, the Company may, if approved by its Board of Directors, unilaterally amend this Section from time to time to provide purchasers of Equity Securities issued after May 31, 1998 with allocation rights prior to those of Holders; provided that such rights may not have priority over the rights of Holders to register Series K Securities hereunder.

          (c) The Company will not be required to effect a registration pursuant to this Section 2.2:

               (1) during the period starting with the date of filing of, and ending on the date 180 days following the effective date of the registration statement pertaining to the Initial Offering, provided that the Company is making reasonable and good faith efforts to cause such registration statement to become effective;

               (2) if, within 30 days of receipt of a written request from the Initiating Holders pursuant to Section 2.2(a), the Company notifies the Holders of its intention to file a registration statement with respect to a public offering of its Common Stock (excluding a registration relating to an employee benefit plan or with respect to a corporate reorganization or other transaction under Rule 145 of the Securities Act) within 90 days, during the period beginning on the date of such notice from the Company and ending 90 days thereafter;

               (3) after the Company has effected two registrations pursuant to this Section 2.2 and such registrations have been declared or ordered effective (provided that there shall not be counted for purposes of this clause (3) any registration in which there are included, as a result of the operation of Section 2.2(b), less than 75% of the securities for which Holders requested inclusion under Section 2.2(a)); or

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               (4)  if the Company furnishes to the Holders a certificate signed by the Board of Directors stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration to be effected at such time, in which event the Company will have the right to defer such filing for a period of not more than 90 days after receipt of the request of the Initiating Holders; provided that such right to delay a request will be exercised by the Company no more than twice in any one-year period.

          (d) Notwithstanding anything else contained in this Agreement, no Holder shall be permitted to cause the registration of any Registrable Securities at any time when holders of Series J Preferred Stock of the Company would not be permitted to cause registration of Common Stock issued or issuable upon conversion thereof pursuant to the Investors Rights Agreement dated as of September 30, 1997 among such holders and the Company.

     2.3  Piggyback Registrations.

          (a) The Company will notify all Holders of Registrable Securities in writing at least 30 days prior to the filing of any registration statement under the Securities Act for purposes of a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding registration statements relating to employee benefit plans or with respect to corporate reorganizations or other transactions under Rule 145 of the Securities Act) and will afford each such Holder an opportunity to include in such registration statement all or part of such Registrable Securities held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by it will, within 15 days after the above-described notice from the Company, so notify the Company in writing. Such notice will state the intended method of disposition of the Registrable Securities by such Holder. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder will nevertheless continue to have the right to include any Registrable Securities in any subsequent such registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and subject to the conditions set forth herein.

          (b) If the registration statement under which the Company gives notice under this Section 2.3 is for an underwritten offering, the Company will so advise the Holders of Registrable Securities as a part of such notice. In such event, the right of any Holder to be included in a registration pursuant to this Section 2.3 will be conditioned upon such Holder's participation

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in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting will enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any such provision of this Agreement, if the underwriter determines in good faith that marketing factors require a limitation of the numbers of shares to be underwritten, the number of shares that may be included in the underwriting will be allocated: first, to the Company; second, to the holders of Common Stock issued or issuable upon conversion of Series J Preferred Stock of the Company who have exercised registration rights pursuant to the Investors Rights Agreement dated as of September 30, 1997; third, to the Holders on a pro rata basis based on the total number of Registrable Securities proposed to be sold by the Holders (assuming conversion of all Shares); and fourth, to any other shareholder of the Company on a pro rata basis (assuming conversion of all Preferred Stock). Notwithstanding the foregoing, the Company may, if approved by its Board of Directors, unilaterally amend this Section from time to time to provide purchasers of Equity Securities issued after May 31, 1998 with allocation rights prior to those of Holders; provided that such rights may not have priority over the rights of Holders to register Series K Securities hereunder.

          (c) The Company will have the right to terminate or withdraw any registration initiated or withdraw any registration initiated by it under this
Section 2.3 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The Registration Expenses of such withdrawn registration will be borne by the Company in accordance with Section 2.5.

     2.4  Form S-3 Registration.

          (a) If the Company receives a written request from a Holder or Holders that the Company file a registration statement on Form S-3 under the Securities Act covering the registration of Registrable Securities having an aggregate offering price to the public in excess of $500,000, then the Company will, within 10 days of the receipt thereof, given written notice of such request to all other Holders and effect, as soon as practicable, the registration on Form S-3 under the Securities Act of all Registrable Securities that the Holders request to be registered. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by it will, within 15 days after the above-described notice from the Company, so notify the Company in writing.

          (b) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an

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underwriting, they will so advise the Company as part of their request made pursuant to this Section 2.4 and the Company will include such information in the written notice referred to in Section 2.4(a). In such event, the right of any Holder to include its Registrable Securities in such registration will be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting will enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders (which underwriter or underwriters will be reasonably acceptable to the Company). Notwithstanding any other provision of this Section 2.4, if the underwriter advises the Company that marketing factors require a limitation of the number of securities to be underwritten (including Registrable Securities) then the Company will so advise all Holders of Registrable Securities that would otherwise be underwritten pursuant hereto, and the number of shares that may be included in the underwriting will be allocated first, to the holders of Common Stock issued or issuable upon conversion of Series J Preferred Stock who have exercised registration rights pursuant to Section 2.3 of the Investors Rights Agreement dated as of September 30, 1997; and, second, to the Holders of Registrable Securities on a pro rata basis based on the number of Registrable Securities held by all such Holders (including the Initiating Holders). Any Registrable Securities excluded or withdrawn from such underwriting will be withdrawn from the registration. Notwithstanding the foregoing, the Company may, if approved by its Board of Directors, unilaterally amend this Section from time to time to provide purchasers of Equity Securities issued after May 31, 1998 with allocation rights prior to those of Holders; provided that such rights may not have priority over the rights of Holders to register Series K Securities hereunder.

          (c) The Company will not be required to effect a registration pursuant to this Section 2.4:

               (1) if Form S-3 (or any similar form) is not available for such offering by the Holders;

               (2) if the Company has effected two or more registrations pursuant to this Section 2.4 within the 12 months preceding receipt of the request described in Section 2.4(a); or

               (3) if the Company furnishes to the Holders a certificate signed by the Board of Directors stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company

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     and its shareholders for such registration to be effected at such time, in which event the Company will have the right to defer such filing for a period of not more than 90 days after receipt of the request of the Initiating Holders; provided that such right to delay a request will be exercised by the Company no more than twice in any one-year period.

          (d) Notwithstanding anything else contained in this Agreement, no Holder shall be permitted to cause the registration of any Registrable Securities at any time when holders of Series J Preferred Stock of the Company would not be permitted to cause registration of Common Stock issued or issuable upon conversion thereof pursuant to the Investors Rights Agreement dated as of September 30, 1997 among such holders and the Company.

          (e) the Company covenants that it will, at any time when the Company is otherwise eligible to register securities on Form S-3, use its best efforts to timely file all reports required to be filed with the SEC under the Securities Exchange Act of 1934.

     2.5 Expenses of Registration. Except as specifically provided in this Agreement, all Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Section 2.2, 2.3 or 2.4 will be borne by the Company. All Selling Expenses incurred in connection with any registrations hereunder will be borne by the holders of the securities so registered pro rata on the basis of the number of shares so registered. The Company will not, however, be required to pay for expenses of any registration proceeding begun pursuant to Section 2.2 or 2.4, the request of which has been subsequently withdrawn by the Initiating Holders unless (a) the withdrawal is based upon material adverse information concerning the Company of which the Initiating Holders were not aware at the time of such request, or (b) in the case of a registration pursuant to Section 2.2, the Holders of a majority of Registrable Securities agree to forfeit their right to one requested registration pursuant to Section 2.2, in which event such right will be forfeited by all Holders. If the Holders are required to pay the Registration Expenses, such expenses will be borne by the holders of securities (including Registrable Securities) requesting such registration in proportion to the number of shares for which registration was requested.

     2.6 Obligations Of The Company. Whenever required to effect the registration of any Registrable Securities, the Company will, as soon as practicable:

          (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use all

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reasonable efforts to cause such registration statement to become effective and keep such registration statement effective for up to 120 days or, if earlier, until the participating Holder or Holders have completed the distribution related thereto.

          (b) Prepare and file with the SEC such amendments and supplements to such registration statements and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered such registration statement.

          (c) Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

          (d) Use all reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as will be reasonably requested by the Holders, provided that the Company will not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such state or jurisdictions.

          (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter or underwriter or underwriters of such offering. Each Holder participating in such underwriting will also enter into and perform its obligations under such an agreement.

          (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and promptly provide to each Holder a corrected prospectus.

          (g) Furnish, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (1) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to a

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majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities, and (2) a letter, dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and if permitted by applicable accounting standards, to the Holders requesting registration of Registrable Securities.

     2.7 Termination of Registration Rights. All registration rights granted under this Section 2 will terminate and be of no further force and effect as to any Holder if (a) the Company has completed its Initial Offering and is subject to the provisions of the Exchange Act, and (b) all Registrable Securities held by such Holder (together with its affiliates, partners and former partners) may be sold under Rule 144 during any 90-day period.

     2.8  Delay Of Registration; Furnishing Information.

          (a) No Holder will have any right to obtain or seek an injunction restraining or otherwise delaying any registration hereunder as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

          (b) It will be a condition precedent to the obligations of the Company to take an action pursuant to Section 2.2, 2.3 or 2.4 that the selling Holders will furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as will be requested by the Company and required to effect the registration of such Holder's Registrable Securities.

     2.9 Indemnification. In the event any Registrable Securities are included in a registration statement under Section 2.2, 2.3 or 2.4:

          (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, shareholders, officers, stockholders, directors and legal counsel of such Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities (joint or several) to which any of such persons may become subject insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (indi-

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vidually a "Violation") by the Company; (1) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (2) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, not misleading; or (3) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such registration statement; and the Company will reimburse each such Holder, partner, shareholder, officer, director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this
Section 2.9(a) will not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent will not be unreasonably withheld, nor will the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that (i) it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, officer, director, underwriter or controlling person of such Holder, or (ii) in the case of a sale directly by a Holder of Registrable Securities (including a sale of such Registrable Securities through any underwriter retained by such Holder to engage in a distribution solely on behalf of such Holder), such untrue statement or alleged untrue statement or omission or alleged omission was contained in a preliminary prospectus and corrected in a final or amended prospectus (a copy of which was delivered to such Holder by the Company at or prior to confirmation of such sale), and such Holder failed to deliver a copy of the final or amended prospectus at or prior to the confirmation of such sale of the Registrable Securities to the person asserting any such loss, claim, damage or liability in any case where such delivery is required by the Securities Act.

          (b) To the extent permitted by law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration is being effected, indemnify and hold harmless the Company, each of its directors, stockholders, officers and legal counsel, any underwriter (as defined in the Securities Act) for the Company and each person, if any, who controls the Company or underwriter within the meaning of the Securities Act, and any other Holder selling securities under such registration statement, any of such Holder's partners, shareholders, directors, officers or legal counsel, any underwriter (as defined in the Securities Act) for such

Holder or any person who controls such Holder or underwriter, against any losses, claims, damages or liabilities (joint or several) to which any of such persons may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation by the Company, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder under an instrument duly executed by such Holder and stated to be specifically for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by any such person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 2.9(b) will not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent will not be unreasonably withheld; provided, further, that in no event will any indemnity under this
Section 2.9(b) exceed the proceeds from the offering received by the indemnifying Holder.

          (c)  Promptly after receipt by an indemnified party under this Section
2.9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party will have the right to participate in and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party will have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, will relieve such indemnifying party of any liability to the indemnified party under this Section 2.9, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.9.

          (d) If the indemnification provided for in this Section 2.9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damage or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, will to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation or Violations that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and the indemnifying party will be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event will any contribution by a Holder hereunder exceeds the proceeds from the offering received by such Holder.

          (e) The obligations of the Company and Holders under this Section 2.9 will survive completion of any offering of Registrable Securities in a registration statement. No indemnifying party, in the defense of any such claim or litigation with respect to which indemnification has been sought hereunder, will, except with the consent of each indemnified party seeking indemnification hereunder, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

     2.10 Assignment Of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 2 may only be assigned by a Holder to a transferee or assignee of Registrable Securities that (a) is a subsidiary, parent, general partner, limited partner or retired partner of a Holder, (b) is a Holder's family member or trust for the benefit of an individual Holder or a Holder's family member or members, (c) is controlled by, controls, or is under common control with the transferring Holder and acquires Registrable Securities for no consideration, or (d) acquires at least 25,000 shares of Registrable Securities (as adjusted for stock splits and combinations); provided, however, that the transferor will, within 10 days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned and such transferee with agree to be subject to all restrictions set forth in this Agreement.

     2.11 "Market Stand-Off" Agreements. If requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, each Investor will not sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by such Investors (other than those included in the registration) for a period specified by the representative of the underwriters not to exceed 180 days following the effective date of the registration statement of the Company filed under the Securities Act; provided that each officer and director of the Company that holds more than 5000 shares of Common Stock (on an as-converted basis) shall have entered into a similar agreement and provided, further, that the obligations described in this Section 2.13 will not apply to a registration relating solely to employee benefit plans or a registration relating solely to a SEC Rule 145 transaction. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said period. The Company will use all commercially reasonable efforts to require each other person who has acquired or in the future acquires Common Stock or Preferred Stock from the Company to be subject to the same or a substantially equivalent market stand-off agreement.

3.   MISCELLANEOUS

     3.1 Governing Law. This Agreement will be governed by and construed under the laws of the State of Delaware.

     3.2 Survival. The representations, warranties, covenants and agreements made herein will survive any investigation made by any Holder and the closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby will be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

     3.3 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof will inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto and will inure to the benefit of and be enforceable by each person who is a holder of Registrable Securities from time to time; provided, however, that prior to the receipt by the Company of adequate written notice of the transfer of any Registrable Securities specifying the full name and address of the transferee, the Company may deem and treat the person listed as the holder of such shares in its records as the absolute owner and holder of such shares for all purposes.

     3.4 Severability. In case any provision of the Agreement is invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired thereby.

     3.5  Amendment and Waiver.

          (a) Except as otherwise expressly provided, this Agreement may be amended or modified only upon the written consent of the Company and the holders of at least a majority of the Registrable Securities.

          (b) Except as otherwise expressly provided, (1) the obligations of the Company and the rights of the Holders under this Agreement may be waived by any Holder only in writing and for all Holders only with the written consent of the holders of at least a majority of the Registrable Securities, and (2) the obligations of the Holders and the rights of the Company under this Agreement may be waived only with the written consent of the Company.

          (c) Any amendment or waiver effected with the written consent of holders of a majority of the Registrable Securities shall be binding upon all holders of Registrable Securities.

     3.6 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party hereto upon any breach, default or noncompliance of any other party under this Agreement will impair any such right, power or remedy, nor will it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. Any waiver, permit, consent, or approval of any kind or character on the part of any party hereto of any breach, default or noncompliance under the Agreement or any waiver on such Holder's part of any provisions or conditions of this Agreement must be in writing and will be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law or otherwise afforded to the parties hereto, will be cumulative and not alternative.

     3.7 Notices. All notices required or permitted hereunder will be in writing and will be deemed effectively given: (1) upon personal delivery to the party to be notified, (2) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (3) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (4) one day after deposit with a nationally recognized overnight courier, specifying next day deliver, with written verification of receipt. All communications will be sent to the Company at its principal office and to any Investor at such Investor's address appearing in the records of the Company.

     3.8 Attorneys' Fees. In the event that any dispute among the parties to this Agreement should result in litigation, the prevailing party in such dispute will be entitled to recover form the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement including, without limitation, reasonable fees and expenses of attorneys and accountants which will include, without limitation, all fees, costs and expenses of appeals.

     3.9 Titles and Subtitles. The titles of the sections and subsections of Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

     3.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which will be an original, but all of which together will constitute one instrument.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.



          Name of Investor: Bessemer Venture Investors L.P.



                                             ______________________________
                                                         Signature
                                             Name:
                                             Title (if any):


                                           ACCESS RADIOLOGY CORPORATION



                                           By_____________________________
                                             Name:
                                             Title:

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.



          Name of Investor: VBW Employee Bedrock Fund, L.P.



                                             ______________________________
                                                         Signature
                                             Name:
                                             Title (if any):


                                           ACCESS RADIOLOGY CORPORATION



                                           By_____________________________
                                             Name:
                                             Title:

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.



          Name of Investor: Credit Suisse First Boston Bedrock Fund, L.P.



                                             ______________________________
                                                         Signature
                                             Name:
                                             Title (if any):


                                           ACCESS RADIOLOGY CORPORATION



                                           By_____________________________
                                             Name:
                                             Title:

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.



          Name of Investor: Bedrock Capital Partners I, L.P.



                                             ______________________________
                                                         Signature
                                             Name:
                                             Title (if any):


                                           ACCESS RADIOLOGY CORPORATION



                                           By_____________________________
                                             Name:
                                             Title:

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.



          Name of Investor: Pacific Venture Group, L.P.



                                             ______________________________
                                                         Signature
                                             Name:
                                             Title (if any):


                                           ACCESS RADIOLOGY CORPORATION



                                           By_____________________________
                                             Name:
                                             Title:

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.



          Name of Investor: PVG Associates, L.P.



                                             ______________________________
                                                         Signature
                                             Name:
                                             Title (if any):


                                           ACCESS RADIOLOGY CORPORATION



                                           By_____________________________
                                             Name:
                                             Title:

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.



          Name of Investor: Delphi BioInvestments III, L.P.



                                             ______________________________
                                                         Signature
                                             Name:
                                             Title (if any):


                                           ACCESS RADIOLOGY CORPORATION



                                           By_____________________________
                                             Name:
                                             Title:

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.



          Name of Investor: Delphi Ventures III, L.P.



                                             ______________________________
                                                         Signature
                                             Name:
                                             Title (if any):


                                           ACCESS RADIOLOGY CORPORATION



                                           By_____________________________
                                             Name:
                                             Title:

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.



          Name of Investor: Bessec Ventures IV, L.P.



                                             ______________________________
                                                         Signature
                                             Name:
                                             Title (if any):


                                           ACCESS RADIOLOGY CORPORATION



                                           By_____________________________
                                             Name:
                                             Title:

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.



          Name of Investor: Bessemer Venture Partners IV, L.P.



                                             ______________________________
                                                         Signature
                                             Name:
                                             Title (if any):


                                           ACCESS RADIOLOGY CORPORATION



                                           By_____________________________
                                             Name:
                                             Title:

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.



          Name of Investor: William T. Burgin



                                             ______________________________
                                                         Signature
                                             Name:
                                             Title (if any):


                                           ACCESS RADIOLOGY CORPORATION



                                           By_____________________________
                                             Name:
                                             Title:

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.



          Name of Investor: Neill H. Brownstein



                                             ______________________________
                                                         Signature
                                             Name:
                                             Title (if any):


                                           ACCESS RADIOLOGY CORPORATION



                                           By_____________________________
                                             Name:
                                             Title:

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.



          Name of Investor: Robert H. Buescher



                                             ______________________________
                                                         Signature
                                             Name:
                                             Title (if any):


                                           ACCESS RADIOLOGY CORPORATION



                                           By_____________________________
                                             Name:
                                             Title:

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.



          Name of Investor: G. Felda Hardymon



                                             ______________________________
                                                         Signature
                                             Name:
                                             Title (if any):


                                           ACCESS RADIOLOGY CORPORATION



                                           By_____________________________
                                             Name:
                                             Title:

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.



          Name of Investor: Christopher Gabrielli



                                             ______________________________
                                                         Signature
                                             Name:
                                             Title (if any):


                                           ACCESS RADIOLOGY CORPORATION



                                           By_____________________________
                                             Name:
                                             Title:

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.



          Name of Investor: David J. Cowan



                                             ______________________________
                                                         Signature
                                             Name:
                                             Title (if any):


                                           ACCESS RADIOLOGY CORPORATION



                                           By_____________________________
                                             Name:
                                             Title:

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.



          Name of Investor: Bruce K. Graham



                                             ______________________________
                                                         Signature
                                             Name:
                                             Title (if any):


                                           ACCESS RADIOLOGY CORPORATION



                                           By_____________________________
                                             Name:
                                             Title:

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.



          Name of Investor: Gautam A. Prakash



                                             ______________________________
                                                         Signature
                                             Name:
                                             Title (if any):


                                           ACCESS RADIOLOGY CORPORATION



                                           By_____________________________
                                             Name:
                                             Title:

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.



          Name of Investor: Robi L. Soni



                                             ______________________________
                                                         Signature
                                             Name:
                                             Title (if any):


                                           ACCESS RADIOLOGY CORPORATION



                                           By_____________________________
                                             Name:
                                             Title:

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.



          Name of Investor: Joanna A. Strober



                                             ______________________________
                                                         Signature
                                             Name:
                                             Title (if any):


                                           ACCESS RADIOLOGY CORPORATION



                                           By_____________________________
                                             Name:
                                             Title:

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.



          Name of Investor: Craighill Corporation



                                             ______________________________
                                                         Signature
                                             Name:
                                             Title (if any):


                                           ACCESS RADIOLOGY CORPORATION



                                           By_____________________________
                                             Name:
                                             Title:

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.



          Name of Investor: Richard R. Davis



                                             ______________________________
                                                         Signature
                                             Name:
                                             Title (if any):


                                           ACCESS RADIOLOGY CORPORATION



                                           By_____________________________
                                             Name:
                                             Title:

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.



          Name of Investor: Conaly Partners



                                             ______________________________
                                                         Signature
                                             Name:
                                             Title (if any):


                                           ACCESS RADIOLOGY CORPORATION



                                           By_____________________________
                                             Name:
                                             Title:

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.



          Name of Investor: Lindsay 1994 Family Partnership, L.P.



                                             ______________________________
                                                         Signature
                                             Name:
                                             Title (if any):


                                           ACCESS RADIOLOGY CORPORATION



                                           By_____________________________
                                             Name:
                                             Title:

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.



          Name of Investor: John G. McDonald



                                             ______________________________
                                                         Signature
                                             Name:
                                             Title (if any):


                                           ACCESS RADIOLOGY CORPORATION



                                           By_____________________________
                                             Name:
                                             Title:

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.



          Name of Investor:                Howard S. Markowitz



                                             ______________________________
                                                         Signature
                                             Name:
                                             Title (if any):


                                           ACCESS RADIOLOGY CORPORATION



                                           By_____________________________
                                             Name:
                                             Title:

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.



          Name of Investor:                Edward Park



                                             ______________________________
                                                         Signature
                                             Name:
                                             Title (if any):


                                           ACCESS RADIOLOGY CORPORATION



                                           By_____________________________
                                             Name:
                                             Title:

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.



          Name of Investor: Robert J.S. Roriston



                                             ______________________________
                                                         Signature
                                             Name:
                                             Title (if any):


                                           ACCESS RADIOLOGY CORPORATION



                                           By_____________________________
                                             Name:
                                             Title:

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.



          Name of Investor:                Steven L. Williamson



                                             ______________________________
                                                         Signature
                                             Name:
                                             Title (if any):


                                           ACCESS RADIOLOGY CORPORATION



                                           By_____________________________
                                             Name:
                                             Title:

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.



          Name of Investor:                Woods 1994 Family Partnership, L.P.



                                             ______________________________
                                                         Signature
                                             Name:
                                             Title (if any):


                                           ACCESS RADIOLOGY CORPORATION



                                           By_____________________________
                                             Name:
                                             Title:

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.



          Name of Investor:                BVP IV Special Situations L.P.



                                             ______________________________
                                                         Signature
                                             Name:
                                             Title (if any):


                                           ACCESS RADIOLOGY CORPORATION



                                           By_____________________________
                                             Name:
                                             Title:

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.



          Name of Investor:                Child Health Investment Corporation



                                             ______________________________
                                                         Signature
                                             Name:
                                             Title (if any):


                                           ACCESS RADIOLOGY CORPORATION



                                           By_____________________________
                                             Name:
                                             Title: